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                         INCORPORATED UNDER THE LAWS OF
                                    DELAWARE

*[no. of certificate]*                                         *[no. of shares]*



                     GREAT WESTERN LAND AND RECREATION, INC.
                The Corporation is authorized to issue 50,000,000
              shares of Common Stock, par value .001 per share and 20,000,000 shares of Preferred Stock, par value .001 per share.

THIS CERTIFIES THAT ____________________________________________________
IS THE
REGISTERED HOLDER OF ____________________________________________________ SHARES
         OF THE COMMON STOCK OF GREAT WESTERN LAND AND RECREATION, INC. TRANSFERABLE ONLY ON THE BOOKS OF THE CORPORATION BY THE HOLDER HEREOF IN PERSON OR BY ATTORNEY UPON SURRENDER OF THIS CERTIFICATE PROPERLY ENDORSED

IN WITNESS WHEREOF THE SAID CORPORATION HAS CAUSED THIS CERTIFICATE TO BE SIGNED BY ITS DULY AUTHORIZED OFFICERS AND ITS CORPORATE SEAL TO BE HEREUNTO AFFIXED

                               THIS ___________ DAY OF ____________ A.D._____



__________________________________              ________________________________
[COB, President or VP]                          [Treasurer or Secretary]


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         FOR VALUE RECEIVED, ______ HEREBY SELL, ASSIGN AND TRANSFER UNTO
________________________________________________________________________________
__________________________________________________________________ SHARES
REPRESENTED BY THE WITHIN CERTIFICATE, AND DO HEREBY IRREVOCABLY CONSTITUTE AND APPOINT _________________________________________ ATTORNEY TO TRANSFER THE SAID
SHARES ON THE BOOKS OF THE WITHIN NAMED CORPORATION WITH FULL POWER OF SUBSTITUTION IN THE PREMISES.

         DATED ________________, _____

                 IN PRESENCE OF

                                            ___________________________________
         ___________________________________

        NOTICE: THE SIGNATURE OF THIS ASSIGNMENT
MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE
FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT
ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.